                                                                EXHIBIT 10.23(a)

                                     WAIVER


     Chicago Bridge & Iron Company N.V., a Netherlands corporation, Chicago Bridge & Iron Company, a Delaware Corporation, and Chicago Bridge & Iron Company (Delaware), a Delaware corporation (collectively, the "Company") and the undersigned executive ("Executive") are parties to a certain Change of Control Severance Agreement ("Agreement") dated as of October 13, 2000.

     In consideration of value received from the Company, receipt and sufficiency of which are hereby acknowledged, Executive covenants and agrees that the relocation of his principal place of business to the Woodlands, Texas, announced June 18, 2001, is not "the Company's requiring the Executive to be based at any office or location other than the location described in Section 3.2(a)(2)" of the Agreement within the meaning of Section 4.4(b)(i) of the Agreement; and hereby expressly waives any right to assert that Good Reason (as defined in the Agreement) exists by reason of such relocation.



Dated:      7/11/01                    /s/ Robert B. Jordan
       ------------------              ---------------------------------
                                       Executive


Accepted:                              Chicago Bridge & Iron Company N.V.
                                          By Chicago Bridge & Iron Company B.V.
                                             Its sole Managing Director
                                       Chicago Bridge & Iron Company
                                       Chicago Bridge & Iron Company (Delaware)



Dated:      7/11/01                    By: /s/ Gerald M. Glenn
       ------------------                  -----------------------------
                                           Their respective authorized officer

                                     WAIVER


     Chicago Bridge & Iron Company N.V., a Netherlands corporation, Chicago Bridge & Iron Company, a Delaware Corporation, and Chicago Bridge & Iron Company (Delaware), a Delaware corporation (collectively, the "Company") and the undersigned executive ("Executive") are parties to a certain Change of Control Severance Agreement ("Agreement") dated as of October 13, 2000.

     In consideration of value received from the Company, receipt and sufficiency of which are hereby acknowledged, Executive covenants and agrees that the relocation of his principal place of business to the Woodlands, Texas, announced June 18, 2001, is not "the Company's requiring the Executive to be based at any office or location other than the location described in Section 3.2(a)(2)" of the Agreement within the meaning of Section 4.4(b)(i) of the Agreement; and hereby expressly waives any right to assert that Good Reason (as defined in the Agreement) exists by reason of such relocation.


Dated:      7/11/01                    /s/ Stephen P. Crain
       ------------------              ---------------------------------
                                       Executive


Accepted:                              Chicago Bridge & Iron Company N.V.
                                          By Chicago Bridge & Iron Company B.V.
                                             Its sole Managing Director
                                       Chicago Bridge & Iron Company
                                       Chicago Bridge & Iron Company (Delaware)



Dated:      7/11/01                    By: /s/ Gerald M. Glenn
       ------------------                  -----------------------------
                                           Their respective authorized officer